Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of PPG Industries, Inc. for the period ended June 30, 2012 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, David B. Navikas, Senior Vice President, Finance and Chief Financial Officer of PPG Industries, Inc., certify to the best of my knowledge, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of PPG Industries, Inc.

/s/ David B. Navikas
David B. Navikas Senior Vice President, Finance and Chief Financial Officer
(Principal Financial and Accounting Officer)
July 30, 2012

A signed original of this written statement required by Section 906 has been provided to PPG Industries, Inc. and will be retained by PPG Industries, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.